EXHIBIT 99


                       [BANC OF AMERICA SECURITIES LOGO]
            ---------------------------------------------------------


MBS New Issue Term Sheet

Banc of America Funding Corporation

Mortgage Pass-Through Certificates, Series 2004-B
$929,048,610 (approximate)

Classes 1-A-1, 2-A-1, 3-A-1, 4-A-1, 5-A-1, 6-A-1 and 7-A-1 (Offered
Certificates)

Bank of America, N.A.

Seller

Wells Fargo Bank, N.A.

Master Servicer


September 27, 2004


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
[BANC OF AMERICA      Banc of America Funding Corp., 2004-B
 SECURITIES LOGO]      Mortgage Pass-Through Certificates
                           $929,048,610 (approximate)
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                   Last Scheduled        Certificate
              Principal        WAL (Yrs)           Prin Pmt (Mths)      Interest Rate
  Class      Balance(1)  (Roll/Call/Mat)(2)(3)  (Roll/Call/Mat)(2)(3)      Type(14)        Tranche Type          Collateral Type(12)
------------------------------------------------------------------------------------------------------------------------------------
  1-A-1    $122,630,000   1.95 / 2.94 / 3.24        36 / 92 / 360         WAC PT(4)    Senior Pass-Through       Jumbo 3/1 Hybrids
  2-A-1     $92,588,000   3.10 / 2.93 / 3.24       120 / 92 / 360         WAC PT(5)    Senior Pass-Through      Jumbo 10/1 Hybrids
   R-1            $ 100                                                                      Residual               Groups 1 & 2
   CB-1      $3,398,000                    Information Not Provided Hereby                 Subordinate              Groups 1 & 2
   CB-2      $2,832,000                                                                    Subordinate              Groups 1 & 2
   CB-3      $2,265,000                                                                    Subordinate              Groups 1 & 2
   CB-4      $1,246,000                                                                    Subordinate              Groups 1 & 2
   CB-5        $906,000                                                                    Subordinate              Groups 1 & 2
   CB-6        $680,350                                                                    Subordinate              Groups 1 & 2
  3-A-1    $163,445,000   1.93 / 2.92 / 3.20        36 / 92 / 360         WAC PT(6)    Senior Pass-Through       Alt-A 3/1 Hybrids
  4-A-1     $91,585,000   2.51 / 2.91 / 3.20        60 / 92 / 360         WAC PT(7)    Senior Pass-Through       Alt-A 5/1 Hybrids
  5-A-1    $112,245,000   2.52 / 2.94 / 3.24        60 / 92 / 360         WAC PT(8)    Senior Pass-Through       Alt-A 5/1 Hybrids
   DB-1      $6,838,000                                                                    Subordinate            Groups 3, 4, & 5
   DB-2      $5,861,000                    Information Not Provided Hereby                 Subordinate            Groups 3, 4, & 5
   DB-3      $3,907,000                                                                    Subordinate            Groups 3, 4, & 5
   DB-4      $2,930,000                                                                    Subordinate            Groups 3, 4, & 5
   DB-5      $1,954,000                                                                    Subordinate            Groups 3, 4, & 5
   DB-6      $1,953,060                                                                    Subordinate            Groups 3, 4, & 5
  6-A-1    $141,000,000    NA / 2.84 / 3.12         NA / 92 / 360         WAC PT(9)    Senior Pass-Through              COFI
  6-B-1      $2,625,000                                                                    Subordinate                 Group 6
  6-B-2      $2,250,000                    Information Not Provided Hereby                 Subordinate                 Group 6
  6-B-3      $1,500,000                                                                    Subordinate                 Group 6
  6-B-4      $1,125,000                                                                    Subordinate                 Group 6
  6-B-5        $750,000                                                                    Subordinate                 Group 6
  6-B-6        $750,000                                                                    Subordinate                 Group 6
  7-A-1    $150,988,000   2.25 / 2.92 / 3.20       120 / 92 / 220      Floater(10)(11) Senior Floating Rate     Mixed Alt-A Hybrids
  7-M-1      $4,059,000                                                                    Subordinate                 Group 7
  7-M-2      $4,059,000                    Information Not Provided Hereby                 Subordinate                 Group 7
  7-M-3      $2,679,000                                                                    Subordinate                 Group 7
  7-NIM               -                                                                    Subordinate                 Group 7
 7-NIM-R              -                                                                    Subordinate                 Group 7
------------------------------------------------------------------------------------------------------------------------------------



----------------------------

                 Expected
  Class          Ratings(13)
----------------------------
  1-A-1               (15)
  2-A-1               (15)
   R-1                  -
   CB-1                 -
   CB-2                 -
   CB-3                 -
   CB-4                 -
   CB-5                 -
   CB-6                 -
  3-A-1               (15)
  4-A-1               (15)
  5-A-1               (15)
   DB-1                 -
   DB-2                 -
   DB-3                 -
   DB-4                 -
   DB-5                 -
   DB-6                 -
  6-A-1               (15)
  6-B-1                 -
  6-B-2                 -
  6-B-3                 -
  6-B-4                 -
  6-B-5                 -
  6-B-6                 -
  7-A-1               (15)
  7-M-1                 -
  7-M-2                 -
  7-M-3                 -
  7-NIM                 -
 7-NIM-R                -
----------------------------


(1) The Certificate sizes are approximate and are subject to a +/- 5% variance.

(2) The WAL and Last Scheduled Principal Payment to Roll, to Call and to Maturity for the Class 1-A-1, Class 2-A-1, Class 3-A-1, Class 4-A-1, Class 5-A-1, Class 6-A-1 and Class 7-A-1 Certificates are shown at the pricing speed of 25% CPR.

(3) "Roll" is the roll date for each underlying hybrid ARM collateral repline (where applicable).

(4) For each Distribution Date occurring prior to October 2007, the Class 1-A-1 and R-1 Certificates will have an interest rate equal to the weighted average of the net interest rates on the Group 1 Mortgage Loans minus [ ]%. The interest rate with respect to the first interest accrual period is expected to be approximately [4.130%]. For each Distribution Date occurring in the month of or after October 2007, interest will accrue on the Class 1-A-1 and R-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(5) The Class 2-A-1 Certificates will have an interest rate equal to the weighted average of the net interest rates on the Group 2 Mortgage Loans. The interest rate with respect to the first interest accrual period is expected to be approximately [5.253%].



Banc of America Securities LLC                                                 2
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA      Banc of America Funding Corp., 2004-B
 SECURITIES LOGO]      Mortgage Pass-Through Certificates
                           $929,048,610 (approximate)
--------------------------------------------------------------------------------


(6) For each Distribution Date occurring prior to October 2007, the Class 3-A-1 and R-2 Certificates will have an interest rate equal to the weighted average of the net interest rates on the Group 3 Mortgage Loans minus [ ]%. The interest rate with respect to the first interest accrual period is expected to be approximately [4.118%]. For each Distribution Date occurring in the month of or after October 2007, interest will accrue on the Class 3-A-1 and R-2 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(7) For each Distribution Date occurring prior to October 2009, the Class 4-A-1 Certificates will have an interest rate equal to the weighted average of the net interest rates on the Group 4 Mortgage Loans minus [ ]%. The interest rate with respect to the first interest accrual period is expected to be approximately [4.654%]. For each Distribution Date occurring in the month of or after October 2009, interest will accrue on the Class 4-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(8) For each Distribution Date occurring prior to October 2009, the Class 5-A-1 Certificates will have an interest rate equal to the weighted average of the net interest rates on the Group 5 Mortgage Loans minus [ ]%. The interest rate with respect to the first interest accrual period is expected to be approximately [5.234%]. For each Distribution Date occurring in the month of or after October 2009, interest will accrue on the Class 5-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 5 Mortgage Loans (based upon the Stated Principal Balances of the Group 5 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(9) The Class 6-A-1 Certificates will have an interest rate equal to the weighted average of the net interest rates on the Group 6 Mortgage Loans. The interest rate with respect to the first interest accrual period is expected to be approximately [2.325%].

(10) The Class 7-A-1 Certificates will have an interest rate equal to one month LIBOR plus a margin of [ ]%. The interest rate with respect to the first interest accrual period is expected to be approximately [ ]%. The margin on the Class 7-A-1 Certificates will double their original margin after the Optional Termination Date.

(11) The interest rate on the Class 7-A-1 Certificates will be subject to a cap equal to the lesser of (a) the net interest rates on the Group 7 Mortgage Loans and (b) 11%.

(12) Collateral Type for each Group may have small percentages of 6 month LIBOR arms.

(13) The credit enhancement sizes are preliminary and subject to change based upon the final pool as of the Cut-off Date and any additional rating agency analysis.

(14) The Certificate coupons are approximate and subject to a +/-10 basis point variance. All Certificates pricing will be subject to yield maintenance upon delivery of the actual coupon rate prior to the closing date.

(15)  The Class 1-A-1, 2-A-1, 3-A-1, 4-A-1, 5-A-1, 6-A-1 and 7-A-1 Certificates
      will be rated AAA, or it's equivalent, by at least two of Standard & Poor's, Moody's and/or Fitch.



Banc of America Securities LLC                                                 3
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA      Banc of America Funding Corp., 2004-B
 SECURITIES LOGO]      Mortgage Pass-Through Certificates
                           $929,048,610 (approximate)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    Preliminary Summary of Terms
------------------------------------------------------------------------------------------------------------------------------------
Transaction:                             Banc of America Funding 2004-B Trust

                                         Mortgage Pass-Through Certificates, Series 2004-B

Lead Manager (Book Runner):              Banc of America Securities LLC


Seller:                                  Bank of America, N.A.

Master Servicer:                         Wells Fargo Bank, N.A.

Servicers:                               Wells Fargo Bank, N.A., Countrywide Home Loans Servicing LP,  Greenpoint Mortgage Funding,
                                         Inc., National City Mortgage Co. and Bank of America, N.A.

Trustee:                                 Wachovia Bank, National Association

Securities Administrator:                Wells Fargo Bank, N.A.

Rating Agencies:                         Standard & Poor's, Moody's Investors Service, Inc. and/or Fitch Ratings will rate the
                                         Offered Certificates.

Transaction Size:                        $929,048,610

Securities Offered:                      $122,630,000 Class 1-A-1 Certificates

                                         $92,588,000 Class 2-A-1 Certificates

                                         $163,445,000 Class 3-A-1 Certificates

                                         $91,585,000 Class 4-A-1 Certificates

                                         $112,245,000 Class 5-A-1 Certificates

                                         $141,000,000 Class 6-A-1 Certificates

                                         $150,988,000 Class 7-A-1 Certificates

Expected Closing Date:                   October 29, 2004

Collection Period:                       The 2nd business day of each month through the 1st business day of the following month.

Distribution Date:                       20th of each month, or the next succeeding business day
                                         (First Payment Date: November 22, 2004)

Cut-Off Date:                            October 1, 2004

Class A Certificates:                    Class 1-A-1, 2-A-1, 3-A-1, 4-A-1, 5-A-1, 6-A-1 and 7-A-1 Certificates  (the "Class A
                                         Certificates"). The Class R-1 and R-2 Certificates are not offered hereunder.

Subordinate Certificates:                Class CB-1, CB-2, CB-3, CB-4, CB-5, CB-6, DB-1, DB-2, DB-3, DB-4, DB-5, DB-6, 6-B-1, 6-B-2,
                                         6-B-3, 6-B-4, 6-B-5, 6-B-6, 7-M-1, 7-M-2, 7-M-3, 7-NIM and 7-NIM-R, Certificates (the
                                         "Subordinate Certificates"). The Subordinate Certificates are not offered hereunder.

Day Count:                               [30/360]
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC                                                 4
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA      Banc of America Funding Corp., 2004-B
 SECURITIES LOGO]      Mortgage Pass-Through Certificates
                           $929,048,610 (approximate)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                 Preliminary Summary of Terms Cont.
------------------------------------------------------------------------------------------------------------------------------------
Group 1, 2, 3, 4, 5, 6 and Group 7       25% CPR
Pricing Speed:

Clearing:                                DTC, Clearstream and Euroclear

Denominations:                                Original Certificate Form       Minimum Denominations       Incremental Denominations
                                              -------------------------       ---------------------       -------------------------
    Class A Certificates                           Book Entry                         $1,000                             $1

SMMEA Eligibility:                       The Class A Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Tax Structure:                           REMIC

Optional Clean-up Call:                  Any Distribution Date on or after which the Aggregate Principal Balance of the Mortgage
                                         Loans declines to 10% or less of the Aggregate Principal Balance as of the Cut-Off Date
                                         ("Cut-Off Date Pool Principal Balance").

Administrative Fee:                      The Administrative Fees with respect to the Trust are payable out of the interest payments received on each Mortgage Loan. The "Administrative Fees" consist of (a) servicing compensation payable to the Servicer in respect of its servicing activities (the "Servicing
                                         Fee") and (b) fees paid to the Securities Administrator ("Securities Administrator Fee
                                         Rate"). The Administrative Fees will accrue on the Stated Principal Balance of each
                                         Mortgage Loan at a rate (the "Administrative Fee Rate") equal to the sum of the Servicing
                                         Fee Rate for such Mortgage Loan and the Securities Administrator Fee Rate. The Securities
                                         Administrator Fee Rate will be [0.0040%] per annum. The Servicing Fee Rate for all Loan
                                         Groups will range from [0.25% to 0.50%] per annum.

Compensating Interest:                   The aggregate servicing fee payable to the Servicer for any month will be reduced by an amount equal to the lesser of (i) the aggregate prepayment interest shortfall for such
                                         Distribution Date and (ii) one-twelfth of [0.25%] of the balance of the Mortgage Loans.
                                         Such amounts will be used to cover full or [partial prepayment] interest shortfalls, if any, of the Mortgage Loans.

Net WAC:                                 As to any Mortgage Loan and Distribution Date, the excess of its mortgage interest rate over the Administrative Fee Rate.
------------------------------------------------------------------------------------------------------------------------------------




Banc of America Securities LLC                                                 5
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA      Banc of America Funding Corp., 2004-B
 SECURITIES LOGO]      Mortgage Pass-Through Certificates
                           $929,048,610 (approximate)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                 Preliminary Summary of Terms Cont.
------------------------------------------------------------------------------------------------------------------------------------
Interest Accrual:                        Interest will accrue on the Class 1-A-1, 2-A-1, 3-A-1, 4-A-1, 5-A-1 and 6-A-1 Certificates
                                         during each one-month period ending on the last day of the month preceding the month in which each Distribution Date occurs (each, a "Regular Interest Accrual Period"). The initial Regular Interest Accrual Period will be deemed to have commenced on October 1,
                                         2004. Interest will accrue on the Class 7-A-1 Certificates during each one-month period commencing on the 20th day of the month preceding the month in which each Distribution Date occurs and ending on the 19th day of the month in which such Distribution Date occurs (the
                                         "Class 7-A-1 Interest Accrual Period" and together with the Regular Interest Accrual
                                         Period, an "Interest Accrual Period"). The initial Class 7-A-1 Interest Accrual Period will be deemed to have commenced on the Closing Date. Interest which accrues on such class of
                                         Certificates during an Interest Accrual Period will be calculated on the assumption that distributions which reduce the class balances thereof on the Distribution Date in that
                                         Interest Accrual Period are made on the first day of the Interest Accrual Period. Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

Principal Amount:                        The Principal Amount for any Distribution Date and any Loan Group will equal the sum of (a)
                                         the principal portion of each Monthly Payment (without giving effect to payments to certain reductions thereof due on each Mortgage Loan in such Loan Group on the related Due Date),
                                         (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan in such Loan Group that was repurchased by the Depositor pursuant to the Pooling and Servicing
                                         Agreement as of such Distribution Date, (c) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan Group received with respect to such Distribution Date, (d) any liquidation proceeds allocable to recoveries of principal of any Mortgage Loans in such Loan Group that are not yet liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan Group that became a liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments on any Mortgage Loans in such Loan
                                         Group received during the calendar month preceding the month of such Distribution Date.

Senior Principal Distribution Amount:    The Senior Principal Distribution Amount for a Loan Group for any Distribution Date will equal the sum of (i) the Senior Percentage for such Loan Group of all amounts described in clauses (a) through (d) of the definition of "Principal Amount" for such Loan Group and such Distribution Date and (ii) the Senior Prepayment Percentage of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Loan Group and such
                                         Distribution Date subject to certain reductions due to losses.
------------------------------------------------------------------------------------------------------------------------------------



Banc of America Securities LLC                                                 6
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA      Banc of America Funding Corp., 2004-B
 SECURITIES LOGO]      Mortgage Pass-Through Certificates
                           $929,048,610 (approximate)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                              Distributions on Groups 1 Through 6 Cont.
------------------------------------------------------------------------------------------------------------------------------------
Subordinate Principal Distribution       The Subordinate Principal Distribution Amount for a Loan Group for any Distribution Date
Amount:                                  will equal the sum of (i) the Subordinate Percentage for such Loan Group of the amounts described in clauses (a) through (d) of the definition of "Principal Amount" for such Loan
                                         Group and such Distribution Date and (ii) the Subordinate Prepayment Percentage for such
                                         Loan Group of the amounts described in clauses (e) and (f) of the definition of "Principal
                                         Amount" for such Loan Group and such Distribution Date.

Principal Distributions:                 Principal will be allocated to the certificates according to the Priority of Distributions:
                                         The Senior Principal Distribution Amount for Group 1 will generally be allocated to the
                                         Class 1-A-1 Certificates until their class balances have been reduced to zero. The Senior
                                         Principal Distribution Amount for Group 2 will generally be allocated to the Class 2-A-1
                                         Certificates until their class balances have been reduced to zero. The Senior Principal
                                         Distribution Amount for Group 3 will generally be allocated to the Class 3-A-1 Certificates until their class balances have been reduced to zero. The Senior Principal Distribution
                                         Amount for Group 4 will generally be allocated to the Class 4-A-1 Certificates until their class balances have been reduced to zero. The Senior Principal Distribution Amount for
                                         Group 5 will generally be allocated to the Class 5-A-1 Certificates until their class balances have been reduced to zero. The Senior Principal Distribution Amount for Group 6 will generally be allocated to the Class 6-A-1 Certificates until their class balances have been reduced to zero. The Subordinate Principal Distribution Amount will generally be allocated to the Subordinate Certificates on a pro-rata basis but will be distributed sequentially in accordance with their numerical class designations. After the class balance of the Class A Certificates of Group 1, Group 2, Group 3, Group 4, Group 5 or Group 6 has
                                         been reduced to zero, certain amounts otherwise payable to the related Subordinate
                                         Certificates may be paid to the Class A Certificates of one or more other Groups (Please see the Priority of Distributions section.)

Senior Percentage:                       The Senior Percentage for a Loan Group on any Distribution Date will equal (i) the aggregate class balance of the Class A Certificates of such Loan Group immediately prior to such date, divided by (ii) the aggregate principal balance of the related Loan Group for such date.

Subordinate Percentage:                  The Subordinate Percentage for a Loan Group for any Distribution Date will equal 100% minus the Senior Percentage for such Loan Group for such date.

Subordinate Prepayment Percentage:       The Subordinate Prepayment Percentage for a Loan Group for any Distribution Date will equal
                                         100% minus the Senior Prepayment Percentage for such Loan Group for such date.
------------------------------------------------------------------------------------------------------------------------------------



Banc of America Securities LLC                                                 7
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA      Banc of America Funding Corp., 2004-B
 SECURITIES LOGO]      Mortgage Pass-Through Certificates
                           $929,048,610 (approximate)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                              Distributions on Groups 1 Through 6 Cont.
------------------------------------------------------------------------------------------------------------------------------------
Senior Prepayment Percentage:            For the following Distribution Dates, will be as follows:

                                         Distribution Date                       Senior Prepayment Percentage
                                         -----------------                       ----------------------------

                                         November 2004 through October 2011      100%;

                                         November 2011 through October 2012      the applicable  Senior Percentage plus, 70% of the
                                                                                 applicable Subordinate Percentage;

                                         November 2012 through October 2013      the applicable  Senior Percentage plus, 60% of the
                                                                                 applicable Subordinate Percentage;

                                         November 2013 through October 2014      the applicable  Senior Percentage plus, 40% of the
                                                                                 applicable Subordinate Percentage;

                                         November 2014 through October 2015      the applicable  Senior Percentage plus, 20% of the
                                                                                 applicable Subordinate Percentage;

                                         November 2015 and thereafter            the applicable Senior Percentage;
                                         provided, however,


                                         (i)        if on any Distribution Date the percentage equal to (x) the class balance of the
                                                    Class A Certificates of such Loan Group divided by (y) the Principal Balance of such Loan Group (such percentage, the "Senior Percentage") exceeds such percentage calculated as of the Closing Date, then the Senior Prepayment
                                                    Percentage for such Loan Group for such Distribution Date will equal 100%,

                                         (ii)       if for each Group of Certificates on any Distribution Date prior to the November
                                                    2007 Distribution Date, prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the Subordinate Certificates divided by the aggregate Principal Balance of the related Loan Groups (the
                                                    "Aggregate Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment
                                                    Percentage for each Loan Group for that Distribution Date will equal the applicable Senior Percentage for each Loan Group plus 50% of the Subordinate
                                                    Percentage for each Loan Group, and

                                         (iii)      if for each Group of Certificates on or after the November 2007 Distribution
                                                    Date, prior to giving effect to any distributions, the Aggregate Subordinate
                                                    Percentage is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the Senior Percentage for each Loan Group.
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC                                                 8
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA      Banc of America Funding Corp., 2004-B
 SECURITIES LOGO]      Mortgage Pass-Through Certificates
                           $929,048,610 (approximate)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                               Distributions on Group 7 Certificates
------------------------------------------------------------------------------------------------------------------------------------
Expected Overcollateralization Target    Approximately [0.35%] of the Cut-off Date Principal Balance of Loan Group 7.
Amount:

Overcollateralization Amount:            The Overcollateralization Amount is equal to the excess of the aggregate principal balance of the Group 7 Mortgage Loans over the aggregate principal balance of the Group 7
                                         Certificates. On the Closing Date, the Overcollateralization Amount is expected to equal the Overcollateralization Target Amount. To the extent the Overcollateralization Amount is reduced below the Overcollateralization Target Amount, Excess Cashflow will be directed to build the Overcollateralization Amount until the Overcollateralization Target Amount is reached.

Overcollateralization Release Amount:    The Overcollateralization Release Amount means, with respect to any Distribution Date on or after the Stepdown Date on which a Trigger Event is not in effect, the excess, if any, of
                                         (i) the Overcollateralization Amount for such Distribution Date (assuming that 100% of the
                                         Principal Remittance Amount is applied as a principal payment on such Distribution Date)
                                         over (ii) the Overcollateralization Target Amount for such Distribution Date. It is expected that there will be no Overcollateralization Release Amount until the outstanding principal balance of all of the Group 7 Certificates has been reduced to zero.

Overcollateralization Deficiency         As of any Distribution Date, the Overcollateralization Deficiency Amount is the excess, if
Amount:                                  any, of (a) the Overcollateralization Target Amount for such Distribution Date over (b) the
                                         Overcollateralization Amount for such Distribution Date, calculated for this purpose after taking into account the reduction on such Distribution Date of the certificate principal balances of all classes of Certificates resulting from the distribution of the Principal
                                         Distribution Amount (but not the Extra Principal Distribution Amount) on such Distribution
                                         Date, but prior to taking into account any Realized Losses allocated to any class of
                                         Certificates on such Distribution Date.

Available Funds:                         Available Funds will be equal to the sum of the following amounts with respect to the
                                         Mortgage Loans, net of amounts reimbursable or payable there from to the Master Servicer or the Securities Administrator: (i) the aggregate amount of monthly payments on the Mortgage
                                         Loans due during the related collection period and received by the Securities Administrator one business day prior to the related determination date, after deduction of the Securities
                                         Administrator Fee for such Distribution Date, the Servicing Fee for such Distribution Date and any accrued and unpaid Servicing Fees and Securities Administrator Fees in respect of any prior Distribution Dates (ii) unscheduled payments in respect of the Mortgage Loans, including prepayments, insurance proceeds, net liquidation proceeds, condemnation proceeds, recoveries and proceeds from repurchases of and substitutions for such Mortgage Loans occurring during the related prepayment period, excluding prepayment charges, (iii) on the
                                         Distribution Date on which the Trust is to be terminated in accordance with the pooling and servicing agreement, the termination price and (iv) payments from the Servicers in connection with Advances and Compensating Interest for such Distribution Date.
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC                                                 9
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA      Banc of America Funding Corp., 2004-B
 SECURITIES LOGO]      Mortgage Pass-Through Certificates
                           $929,048,610 (approximate)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                            Distributions on Groups 7 Certificates Cont.
------------------------------------------------------------------------------------------------------------------------------------
Excess Cashflow:                         For the Offered Certificates on each Distribution Date is equal to the sum of (x) any
                                         Overcollateralization Release Amount and (y) the excess of the Available Funds over the sum of (i) the interest paid on the Group 7 Certificates and (ii) the Principal Remittance
                                         Amount.

Stepdown Date:                           The earlier to occur of (i) the Distribution Date on which the aggregate certificate principal balance of the Class 7-A-1 Certificates has been reduced to zero and (ii) the later to occur of (a) the Distribution Date in November 2007 and (b) the first Distribution
                                         Date on which the Credit Enhancement Percentage is greater than or equal to double the
                                         Credit Enhancement Percentage as of the Closing Date. The Credit Enhancement Percentage is
                                         obtained by dividing (x) the sum of the aggregate certificate principal balance of the
                                         Group 7 Subordinate Certificates and the Overcollateralization Amount (before taking into account distributions of principal on such distribution date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period.

Pass-Through Rate:                       The Pass-Through Rate for the Class 7-A-1 Certificates is the lesser of (1) the sum of (a)
                                         one-month LIBOR as determined for the related period and (b) the certificate margin and (2)
                                         the lesser of (a) net WAC Rate on the Group 7 Mortgage Loans and (b) 11.00%.

                                         On each Distribution Date after the Optional Termination Date, the certificate margin for the Class 7-A-1 Certificates will be 2 times the related initial certificate margin.

Adjusted Net Mortgage Rate:              The Adjusted Net Mortgage Rate for each Mortgage Loan is equal to the mortgage interest rate less the sum of (i) the Servicing Fee Rate and (ii) the Securities Administrator Fee
                                         Rate.

Net WAC Rate:                            The Net WAC Rate for the Class 7-A-1 Certificates on any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Mortgage Rates of the
                                         Group 7 Mortgage Loans.

Net WAC Rate Carryover Amount:           If, on any Distribution Date the Pass-Through Rate for a class of the Group 7-A-1 Offered
                                         Certificates is limited by the related Net WAC Rate, the "Net WAC Rate Carryover Amount"
                                         for such class is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such class based on the Pass-Through Rate calculated without regard to clause (2) of the definition of "Pass-Through Rate" over (b) the amount of interest actually accrued on such class based on the related Net WAC Rate and (ii) the unpaid portion of any related Net WAC Rate Carryover Amount from any prior Distribution Dates together with accrued interest at the related Pass-Through Rate. Any Net WAC Rate Carryover
                                         Amount will be paid on such Distribution Date or future Distribution Dates to the extent of funds available.
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC                                                10
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA      Banc of America Funding Corp., 2004-B
 SECURITIES LOGO]      Mortgage Pass-Through Certificates
                           $929,048,610 (approximate)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                            Distributions on Group 7 Certificates Cont.
------------------------------------------------------------------------------------------------------------------------------------
Trigger Event:                           A Trigger Event exists with respect to any Distribution Date on or after the Stepdown Date
                                         (i) if the three month rolling average of 60+ day delinquent loans (including loans that are in bankruptcy or foreclosure and are 60+ days delinquent or that are REO) is greater than [TBD]% of the Credit Enhancement Percentage or (ii) if the Cumulative Realized Loss
                                         Percentage exceeds the value defined below for such Distribution Date:

                                                         Distribution Dates                      Cumulative Realized Loss Percentage
                                                         ------------------                      -----------------------------------

                                                    November 2007 - October 2008                                 [TBD]%
                                                    November 2008 - October 2009                                 [TBD]%
                                                    November 2009 - October 2010                                 [TBD]%
                                                    November 2010 - October 2011                                 [TBD]%
                                                       November 2011 and after                                   [TBD]%

Yield Maintenance Agreement:             On the Closing Date, the Securities Administrator will enter into a Yield Maintenance
                                         Agreement with a counterparty (the "Counterparty") for the benefit of the Group 7 Class A
                                         Certificates. In exchange for a fixed payment on the Closing Date, the Counterparty will be obligated to make monthly payments to the Securities Administrator when one-month LIBOR exceeds the strike rate. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds a ceiling rate. Net WAC Rate Carryover Amounts to the extent not covered by clause (viii) of the Group 7 Excess Cashflow Distribution will be covered to the extent of payments received by the Securities Administrator under the Yield
                                         Maintenance Agreement. The Yield Maintenance Agreement will terminate after the
                                         Distribution Date in October 2007, October 2009, August 2011 and October 2014 (see Group 7
                                         Yield Maintenance).
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC                                                11
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA      Banc of America Funding Corp., 2004-B
 SECURITIES LOGO]      Mortgage Pass-Through Certificates
                           $929,048,610 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                   Distributions on Group 7 Certificates Cont.
--------------------------------------------------------------------------------
Interest:

I. On each Distribution Date, the Group 7 Interest Remittance Amount will be distributed from Available Funds in the following order of priority:

      (i) to the holders of the Class 7-A-1 Certificates, Accrued Certificate Interest for such Distribution Date;

      (ii) to the holders of the Class 7-A-1 Certificates, the Unpaid Interest Shortfall Amount, if any, for such Distribution Date.

II. On each Distribution Date, following the distributions made pursuant to clauses I above, the Securities Administrator shall make the following disbursements in the order of priority described below, in each case to the extent of the sum of the Group 7 Interest Remittance Amount remaining undistributed for such Distribution Date:

      (i) to the holders of the Class 7-M-1 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

      (ii) to the holders of the Class 7-M-2 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

      (iii) to the holders of the Class 7-M-3 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

      (iv)  any remainder as described under "Excess Cashflow Distribution."
--------------------------------------------------------------------------------


Banc of America Securities LLC                                                12
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA      Banc of America Funding Corp., 2004-B
 SECURITIES LOGO]      Mortgage Pass-Through Certificates
                           $929,048,610 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                   Distributions on Group 7 Certificates Cont.
--------------------------------------------------------------------------------
Principal:

I. On each Distribution Date, (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Group 7 Senior Principal Distribution Amount will be distributed in the following order of priority:

      (i) to the holders of the Class 7-A-1 Certificates, until the certificate principal balance thereof has been reduced to zero; and

II. On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, distributions in respect of principal to the extent of the Group 7 Principal Distribution Amount remaining undistributed after I above for such Distribution Date shall be made in the following amounts and order of priority:

      (i) to the Class 7-M-1 Certificates until the certificate principal balance is reduced to zero;

      (ii) to the Class 7-M-2 Certificates until the certificate principal balance is reduced to zero;

      (iii) to the Class 7-M-3 Certificates until the certificate principal balance is reduced to zero.

III. On each Distribution Date, (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Group 7 Senior Principal Distribution Amount will be distributed in the following order of priority:

      (i) to the holders of the Class 7-A-1 Certificates, until the certificate principal balance thereof has been reduced to zero; and

IV. On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, distributions in respect of principal to the extent of the Group 7 Principal Distribution Amount remaining undistributed after III above for such Distribution Date shall be made in the following amounts and order of priority:

      (i) to the Class 7-M-1 Certificates, the Class 7-M-1 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

      (ii) to the Class 7-M-2 Certificates, the Class 7-M-2 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

      (iii) to the Class 7-M-3 Certificates, the Class 7-M-3 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero.
--------------------------------------------------------------------------------


Banc of America Securities LLC                                                13
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA      Banc of America Funding Corp., 2004-B
 SECURITIES LOGO]      Mortgage Pass-Through Certificates
                           $929,048,610 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                   Distributions on Group 7 Certificates Cont.
--------------------------------------------------------------------------------

On each Distribution Date, any excess cashflow shall be paid as follows:

(i) to build or maintain the Overcollateralization Amount to the Overcollateralization Target Amount;

(ii)  to the Class 7-M-1 Certificates, any Unpaid Interest Shortfall Amount;

(iii) to the Class 7-M-1 Certificates, any Allocated Realized Loss Amounts;

(iv)  to the Class 7-M-2 Certificates, any Unpaid Interest Shortfall Amount;

(v)   to the Class 7-M-2 Certificates, any Allocated Realized Loss Amounts;

(vi)  to the Class 7-M-3 Certificates, any Unpaid Interest Shortfall Amount;

(vii) to the Class 7-M-3 Certificates, any Allocated Realized Loss Amounts;

(viii) an amount equal to any unpaid remaining Net WAC Rate Carryover Amounts with respect to the Class 7-A-1 and Mezzanine Certificates to such certificates first to the Class 7-A-1 Certificates and second, sequentially, to the Class 7-M-1, Class 7-M-2 and Class 7-M-3 Certificates; and

(ix)  any remaining amounts as specified in the pooling and servicing agreement.



--------------------------------------------------------------------------------


Banc of America Securities LLC                                                14
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA      Banc of America Funding Corp., 2004-B
 SECURITIES LOGO]      Mortgage Pass-Through Certificates
                           $929,048,610 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                              Group 7 Definitions
------------------------------------------------------------------------------------------------------------------------------------
Accrued Certificate Interest:            Accrued Certificate Interest for each class of Group 7 Certificates for each Distribution
                                         Date means an amount equal to the interest accrued during the related accrual period on the certificate principal balance of such class of Certificates, minus such class' interest percentage of shortfalls caused by the Relief Act or similar state laws for such
                                         Distribution Date.

Allocated Realized Loss Amount:          An Allocated Realized Loss Amount with respect to any class of the Class 7-M Certificates and any Distribution Date is an amount equal to the sum of any Realized Loss allocated to that class of Certificates on such Distribution Date and any Allocated Realized Loss Amount
                                         for that class remaining unpaid from the previous Distribution Date.

Class 7-M-1 Principal Distribution       The Class 7-M-1 Principal Distribution Amount is an amount equal to the excess of (x) the
Amount:                                  sum of the Certificate principal balance of the Class 7-A-1 Certificates (after taking into account the Group 7 Senior Principal Distribution Amount) and the Class 7-M-1 Certificates
                                         immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i)
                                         approximately [ ]% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period and (B) the aggregate principal balance of the
                                         Mortgage Loans in Loan Group 7 as of the last day of the related collection period after giving effect to prepayments in the related Prepayment period, minus the product of (x) [
                                         ]% and (y) the Cut-off Date Principal Balance.

Class 7- M-2 Principal Distribution      The Class 7-M-2 Principal Distribution Amount is an amount equal to the excess of (x) the
Amount:                                  sum of the Certificate principal balance of the Class 7-A-1 Certificates (after taking into account the Group 7 Senior Principal Distribution Amount), the Class 7-M-1 Certificates
                                         (after taking into account the Class 7-M-1 Principal Distribution Amount) and the Class
                                         7-M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A)
                                         the product of (i) approximately [ ]% and (ii) the aggregate principal balance of the
                                         Mortgage Loans in Loan Group 7 as of the last day of the related collection period and (B)
                                         the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related Prepayment period, minus the product of (x) [ ]% and (y) the Cut-off Date Principal Balance.
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------


Banc of America Securities LLC                                                15
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA      Banc of America Funding Corp., 2004-B
 SECURITIES LOGO]      Mortgage Pass-Through Certificates
                           $929,048,610 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                              Group 7 Definitions Cont.
------------------------------------------------------------------------------------------------------------------------------------
Class 7-M-3 Principal Distribution       The Class 7-M-3 Principal Distribution Amount is an amount equal to the excess of (x) the
Amount:                                  sum of the Certificate principal balance of the Class A Certificates (after taking into account the Group 7 Senior Principal Distribution Amount), the Class 7-M-1 Certificates
                                         (after taking into account the Class 7-M-1 Principal Distribution Amount), the Class 7-M-2
                                         Certificates (after taking into account the Class 7-M-2 Principal Distribution Amount) and the Class 7-M-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately [ ]% and (ii) the aggregate principal balance of the Group 7 Mortgage Loans as of the last day of the related collection period and (B) the aggregate principal balance of the Group 7 Mortgage Loans as of the last day of the related collection period, minus the product of (x) 0.50% and (y) the Cut-off Date
                                         Principal Balance.

Extra Principal Distribution Amount:     The Extra Principal Distribution Amount with respect to any Distribution Date is the lesser of (x) the Excess Cashflow for such Distribution Date and (y) the Overcollateralization
                                         Deficiency Amount for such Distribution Date.

Group 7 Interest Remittance Amount:      The Group 7 Interest Remittance Amount with respect to any Distribution Date is that portion of the Available Funds for such Distribution Date attributable to interest received or advanced with respect to the Group 7 Mortgage Loans.

Group 7 Principal Remittance Amount:     The Group 7 Principal Remittance Amount means with respect to any Distribution Date, the sum of (i) all scheduled payments of principal collected or advanced on the Group 7
                                         Mortgage Loans by the Servicers that were due during the related collection period, (ii)
                                         the principal portion of all [partial] and full principal prepayments of the Group 7
                                         Mortgage Loans applied by the Servicers during such prepayment period, (iii) the principal portion of all related Net Liquidation Proceeds and Insurance Proceeds and recoveries received during such prepayment period with respect to the Group 7 Mortgage Loans, (iv)
                                         that portion of the Purchase Price, representing principal of any repurchased Group 7
                                         Mortgage Loans, deposited to the Collection Account during such prepayment period, (v) the principal portion of any related Substitution Adjustments deposited in the Collection
                                         Account during such prepayment period with respect to the Group 7 Mortgage Loans and (vi)
                                         on the Distribution Date on which the Trust is to be terminated in accordance with the pooling and servicing agreement, that portion of the Termination Price, representing principal with respect to the Group 7 Mortgage Loans.
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------


Banc of America Securities LLC                                                16
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA      Banc of America Funding Corp., 2004-B
 SECURITIES LOGO]      Mortgage Pass-Through Certificates
                           $929,048,610 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                              Group 7 Definitions Cont.
------------------------------------------------------------------------------------------------------------------------------------
Group 7 Senior Principal Distribution    Group 7 Senior Principal Distribution Amount means as of any Distribution Date (i) before
Amount:                                  the Stepdown Date or as to which a Trigger Event is in effect, the lesser of (a) the certificate principal balance of the Class 7-A-1 Certificates immediately prior to such
                                         Distribution Date and (b) the Principal Distribution Amount and (ii) on or after the
                                         Stepdown Date and as long as a Trigger Event is not in effect, the excess of (a) the certificate principal balance of the Class 7-A-1 Certificates immediately prior to such
                                         Distribution Date over (b) the lesser of (x) the product of (1) approximately [ ]% and (2)
                                         the aggregate Principal Balance of the Group 7 Mortgage Loans as of the last day of the related Collection Period and (y) the amount by which the aggregate Principal Balance of the Group 7 Mortgage Loans as of the last day of the related Collection Period exceeds the product of (1) [ ]% and (2) the aggregate Principal Balance of the Group 7 Mortgage Loans on the Cut-off Date.

Group 7 Principal Distribution Amount:   The Group 7 Principal Distribution Amount is the sum of the Principal Remittance Amount
                                         (minus the Overcollateralization Release Amount, if any) and the Extra Principal
                                         Distribution Amount, if any.

Realized Losses:                         A Realized Loss is (i) as to any Group 7 Mortgage Loan that is liquidated, the unpaid principal balance thereof less the net proceeds from the liquidation of, and any insurance proceeds from, such Group 7 Mortgage Loan and the related mortgaged property which are applied to the principal balance of such Group 7 Mortgage Loan, (ii) to the extent of the amount of any reduction of principal balance by a bankruptcy court of the mortgaged property at less than the amount of the Group 7 Mortgage Loan and (iii) a reduction in the principal balance of a Group 7 Mortgage Loan resulting from a modification by the Servicer.

                                         All Realized Losses on the Group 7 Mortgage Loans will be allocated on each Distribution
                                         Date, first to the Excess Cashflow, second in reduction of the Overcollateralization
                                         Amount, third to the Class 7-M-3 Certificates, fourth to the Class 7-M-2 Certificates, fifth to the Class 7-M-1 Certificates. An allocation of any Realized Losses to a 7-M
                                         Certificate on any Distribution Date will be made by reducing the Certificate principal balance thereof, after taking into account all distributions made thereon on such
                                         Distribution Date. Realized Losses will not be allocated to the Class 7-A-1 Certificates.
                                         However it is possible that under certain loss scenarios there will not be enough principal and interest on the Mortgage Loans to pay the Class 7-A-1 Certificates all interest and principal amounts to which such Certificates are then entitled.
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------


Banc of America Securities LLC                                                17
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA      Banc of America Funding Corp., 2004-B
 SECURITIES LOGO]      Mortgage Pass-Through Certificates
                           $929,048,610 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                              Group 7 Definitions Cont.
------------------------------------------------------------------------------------------------------------------------------------
Unpaid Interest Shortfall Amount:        The Unpaid Interest Shortfall Amount means (i) for each class of Group 7 Certificates and the first Distribution Date, zero, and (ii) with respect to each class of Group 7
                                         Certificates and any Distribution Date after the first Distribution Date, the amount, if any, by which (a) the sum of (1) Accrued Certificate Interest for such class for the immediately preceding Distribution Date and (2) the outstanding Unpaid Interest Shortfall
                                         Amount, if any, for such class for such preceding Distribution Date exceeds (b) the aggregate amount distributed on such class in respect of interest on such preceding
                                         Distribution Date, plus interest on the amount of interest due but not paid on the
                                         Certificates of such class on such preceding Distribution Date, to the extent permitted by law, at the Pass-Through Rate for such class for the related accrual period.
------------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------


Banc of America Securities LLC                                                18
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA      Banc of America Funding Corp., 2004-B
 SECURITIES LOGO]      Mortgage Pass-Through Certificates
                           $929,048,610 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 Preliminary Collateral Information
------------------------------------------------------------------------------------------------------------------------------------
Group 1 Collateral:                      Jumbo, 3/1 and 3/6 Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 1 Mortgage Loans have a fixed interest rate for approximately 3 years and thereafter the Mortgage Loans have a variable interest rate.

Group 2 Collateral:                      Jumbo, 10/1 and 10/6 Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 2 Mortgage Loans have a fixed interest rate for approximately 10 years and thereafter the Mortgage Loans have a variable interest rate.

Group 3 Collateral:                      Alternative-A, 3/1 Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 3 Mortgage Loans have a fixed interest rate for approximately 3 years and thereafter the Mortgage Loans have a variable interest rate.

Group 4 Collateral:                      Non-conforming balance, Alternative-A, 5/1 Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 4 Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate.

Group 5 Collateral:                      Conforming balance, Alternative-A, 5/1 Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 5 Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate.

Group 6 Collateral:                      COFI ARM Residential Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans.

Group 7 Collateral:                      Alternative-A, Mixed Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans.
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------


Banc of America Securities LLC                                                19
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA      Banc of America Funding Corp., 2004-B
 SECURITIES LOGO]      Mortgage Pass-Through Certificates
                           $929,048,610 (approximate)
--------------------------------------------------------------------------------

                                                  Collateral Group Characteristics
------------------------------------------------------------------------------------------------------------------------------------
                                         Group 1       Group 2       Group 3       Group 4       Group 5       Group 6       Group 7
------------------------------------------------------------------------------------------------------------------------------------
% of Pool                                 13.89%        10.48%        18.70%        10.48%        12.85%        16.14%        17.46%
Gross WAC                                  5.28%         5.63%         5.49%         5.84%         5.49%         2.70%         6.01%
Net WAC                                    5.03%         5.25%         5.12%         5.45%         5.23%         2.33%         5.75%
WA RTerm                                    360           359           359           357           358           360           359
Gross Margin                               2.25%         2.25%         2.37%         2.29%         2.39%         2.97%         2.59%
Initial Cap                                2.68%         5.00%         2.00%         5.00%         4.99%       No limit        4.76%
Period Cap                                 2.00%         2.00%         2.00%         2.00%         2.00%       No limit        1.35%
Max Rate                                  11.28%        10.63%        11.48%        10.84%        10.49%        12.00%        11.52%
Months To Roll                               36           120            36            59            59             1            62
% California                              59.77%        34.67%        51.18%        58.98%        27.47%        58.33%        43.29%
WA OLTV                                   76.08%        68.01%        75.73%        75.24%        78.29%        75.00%        77.23%
WA FICO                                     734           744           697           707           704           708           706
% Interest Only                           91.67%        48.57%        87.42%        55.64%        92.07%         0.00%        88.63%
------------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------


Banc of America Securities LLC                                                20
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA      Banc of America Funding Corp., 2004-B
 SECURITIES LOGO]      Mortgage Pass-Through Certificates
                           $929,048,610 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            Group 7 Yield Maintenance
             20% CPR Partial Balance Guarantee Schedules and Strikes
--------------------------------------------------------------------------------
                  3/1 Collateral                              5/1 Collateral
                   CPR Schedule                                CPR Schedule
   Date        Balance      Strike         Date             Balance       Strike
--------------------------------------------------------------------------------
11/20/2004  72,457,220.38   5.4540      11/20/2004       32,055,310.36   5.5550
12/20/2004  71,118,710.47   5.4540      12/20/2004       31,462,289.63   5.5550
 1/20/2005  69,804,908.41   5.4540       1/20/2005       30,880,227.44   5.5550
 2/20/2005  68,515,358.37   5.4540       2/20/2005       30,308,921.45   5.5550
 3/20/2005  67,249,612.92   5.4540       3/20/2005       29,748,173.06   5.5551
 4/20/2005  66,007,232.86   5.4540       4/20/2005       29,197,787.32   5.5551
 5/20/2005  64,787,787.12   5.4540       5/20/2005       28,657,572.90   5.5551
 6/20/2005  63,590,852.56   5.4540       6/20/2005       28,127,341.97   5.5551
 7/20/2005  62,416,013.86   5.4540       7/20/2005       27,606,910.20   5.5552
 8/20/2005  61,262,863.34   5.4540       8/20/2005       27,096,096.63   5.5552
 9/20/2005  60,131,000.84   5.4540       9/20/2005       26,594,723.66   5.5552
10/20/2005  59,020,033.61   5.4540      10/20/2005       26,102,616.97   5.5552
11/20/2005  57,929,576.11   5.4540      11/20/2005       25,619,605.43   5.5552
12/20/2005  56,859,249.92   5.4540      12/20/2005       25,145,521.11   5.5553
 1/20/2006  55,808,683.61   5.4540       1/20/2006       24,680,199.13   5.5553
 2/20/2006  54,777,512.58   5.4540       2/20/2006       24,223,477.70   5.5553
 3/20/2006  53,765,378.98   5.4540       3/20/2006       23,775,197.99   5.5553
 4/20/2006  52,771,931.54   5.4540       4/20/2006       23,335,204.10   5.5554
 5/20/2006  51,796,825.47   5.4539       5/20/2006       22,903,343.02   5.5554
 6/20/2006  50,839,722.36   5.4539       6/20/2006       22,479,464.54   5.5554
 7/20/2006  49,900,290.01   5.4539       7/20/2006       22,063,421.26   5.5554
 8/20/2006  48,978,202.37   5.4539       8/20/2006       21,655,068.48   5.5554
 9/20/2006  48,073,139.39   5.4539       9/20/2006       21,254,264.15   5.5555
10/20/2006  47,184,786.94   5.4539      10/20/2006       20,860,868.87   5.5555
11/20/2006  46,312,836.66   5.4539      11/20/2006       20,474,745.82   5.5555
12/20/2006  45,456,985.90   5.4539      12/20/2006       20,095,760.67   5.5555
 1/20/2007  44,616,937.59   5.4539       1/20/2007       19,723,781.59   5.5556
 2/20/2007  43,792,400.11   5.4539       2/20/2007       19,358,679.20   5.5556
 3/20/2007  42,983,087.26   5.4539       3/20/2007       19,000,326.47   5.5556
--------------------------------------------------------------------------------


Banc of America Securities LLC                                                21
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA      Banc of America Funding Corp., 2004-B
 SECURITIES LOGO]      Mortgage Pass-Through Certificates
                           $929,048,610 (approximate)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                            Group 7 Yield Maintenance
             20% CPR Partial Balance Guarantee Schedules and Strikes
--------------------------------------------------------------------------------
                  3/1 Collateral                              5/1 Collateral
                   CPR Schedule                                CPR Schedule
   Date        Balance      Strike         Date             Balance       Strike
--------------------------------------------------------------------------------
 4/20/2007  42,188,718.10   5.4539       4/20/2007       18,648,598.75    5.5556
 5/20/2007  41,409,016.86   5.4539       5/20/2007       18,303,373.67    5.5557
 6/20/2007  40,643,712.87   5.4592       6/20/2007       17,964,531.12    5.5557
 7/20/2007  39,892,517.47   5.5145       7/20/2007       17,631,953.21    5.5557
 8/20/2007  39,154,927.01   5.5432       8/20/2007       17,305,524.24    5.5557
 9/20/2007  38,430,840.28   5.5964       9/20/2007       16,985,130.62    5.5558
10/20/2007  37,719,937.70   7.6340      10/20/2007       16,670,660.87    5.5558
11/20/2007              -        -      11/20/2007       16,362,005.58    5.5558
12/20/2007              -        -      12/20/2007       16,059,057.33    5.5558
 1/20/2008              -        -       1/20/2008       15,761,710.71    5.5559
 2/20/2008              -        -       2/20/2008       15,469,862.24    5.5559
 3/20/2008              -        -       3/20/2008       15,183,410.36    5.5559
 4/20/2008              -        -       4/20/2008       14,902,255.37    5.5559
 5/20/2008              -        -       5/20/2008       14,626,299.44    5.5560
 6/20/2008              -        -       6/20/2008       14,355,446.51    5.5560
 7/20/2008              -        -       7/20/2008       14,089,602.31    5.5560
 8/20/2008              -        -       8/20/2008       13,828,674.32    5.5560
 9/20/2008              -        -       9/20/2008       13,572,571.71    5.6352
10/20/2008              -        -      10/20/2008       13,321,039.55    5.6352
11/20/2008              -        -      11/20/2008       13,074,160.92    5.6928
12/20/2008              -        -      12/20/2008       12,831,769.31    5.6928
 1/20/2009              -        -       1/20/2009       12,593,863.02    5.6927
 2/20/2009              -        -       2/20/2009       12,360,359.14    5.6927
 3/20/2009              -        -       3/20/2009       12,131,176.33    5.6927
 4/20/2009              -        -       4/20/2009       11,906,234.73    5.6926
 5/20/2009              -        -       5/20/2009       11,685,455.94    5.6926
 6/20/2009              -        -       6/20/2009       11,468,763.04    5.6925
--------------------------------------------------------------------------------



Banc of America Securities LLC                                                22
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA      Banc of America Funding Corp., 2004-B
 SECURITIES LOGO]      Mortgage Pass-Through Certificates
                           $929,048,610 (approximate)
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                            Group 7 Yield Maintenance
             20% CPR Partial Balance Guarantee Schedules and Strikes
--------------------------------------------------------------------------------
                  3/1 Collateral                              5/1 Collateral
                   CPR Schedule                                CPR Schedule
   Date        Balance      Strike         Date             Balance       Strike
--------------------------------------------------------------------------------
 7/20/2009              -        -       7/20/2009       11,256,080.50    5.6925
 8/20/2009              -        -       8/20/2009       11,047,334.21    5.6925
 9/20/2009              -        -       9/20/2009       10,842,451.42    5.8326
10/20/2009              -        -      10/20/2009       10,641,200.35    8.5924
--------------------------------------------------------------------------------


Banc of America Securities LLC                                                23
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA      Banc of America Funding Corp., 2004-B
 SECURITIES LOGO]      Mortgage Pass-Through Certificates
                           $929,048,610 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            Group 7 Yield Maintenance
             20% CPR Partial Balance Guarantee Schedules and Strikes
--------------------------------------------------------------------------------
                  7/1 Collateral                             10/1 Collateral
                   CPR Schedule                                CPR Schedule
   Date        Balance      Strike         Date             Balance       Strike
--------------------------------------------------------------------------------
11/20/2004   7,476,765.86   4.9604      11/20/2004       40,456,450.00    5.2642
12/20/2004   7,336,770.63   4.9604      12/20/2004       39,711,101.80    5.2642
 1/20/2005   7,199,385.49   4.9604       1/20/2005       38,979,485.50    5.2642
 2/20/2005   7,064,561.93   4.9603       2/20/2005       38,261,348.12    5.2642
 3/20/2005   6,932,252.33   4.9603       3/20/2005       37,556,441.31    5.2642
 4/20/2005   6,802,409.98   4.9603       4/20/2005       36,864,521.34    5.2642
 5/20/2005   6,674,988.99   4.9603       5/20/2005       36,185,348.93    5.2642
 6/20/2005   6,549,944.37   4.9603       6/20/2005       35,518,689.24    5.2642
 7/20/2005   6,427,231.94   4.9603       7/20/2005       34,864,311.73    5.2642
 8/20/2005   6,306,808.33   4.9603       8/20/2005       34,221,990.12    5.2642
 9/20/2005   6,188,631.00   4.9603       9/20/2005       33,591,502.31    5.2642
10/20/2005   6,072,658.17   4.9603      10/20/2005       32,972,630.27    5.2642
11/20/2005   5,958,848.87   4.9603      11/20/2005       32,365,160.00    5.2642
12/20/2005   5,847,162.86   4.9603      12/20/2005       31,768,881.44    5.2642
 1/20/2006   5,737,560.65   4.9603       1/20/2006       31,183,588.40    5.2642
 2/20/2006   5,630,003.50   4.9603       2/20/2006       30,609,078.49    5.2642
 3/20/2006   5,524,453.38   4.9603       3/20/2006       30,045,153.05    5.2642
 4/20/2006   5,420,872.95   4.9603       4/20/2006       29,491,617.07    5.2642
 5/20/2006   5,319,225.59   4.9603       5/20/2006       28,948,279.15    5.2642
 6/20/2006   5,219,475.34   4.9603       6/20/2006       28,414,951.39    5.2642
 7/20/2006   5,121,586.92   4.9603       7/20/2006       27,891,449.38    5.2642
 8/20/2006   5,025,525.69   4.9603       8/20/2006       27,377,592.10    5.2642
 9/20/2006   4,931,257.65   4.9603       9/20/2006       26,873,201.85    5.2642
10/20/2006   4,838,749.47   4.9603      10/20/2006       26,378,104.21    5.2642
11/20/2006   4,747,968.38   4.9603      11/20/2006       25,892,128.00    5.2642
12/20/2006   4,658,882.27   4.9603      12/20/2006       25,415,105.15    5.2642
 1/20/2007   4,571,459.58   4.9603       1/20/2007       24,946,870.72    5.2642
 2/20/2007   4,485,669.39   4.9603       2/20/2007       24,487,262.80    5.2642
 3/20/2007   4,401,481.30   4.9603       3/20/2007       24,036,122.44    5.2642
--------------------------------------------------------------------------------




Banc of America Securities LLC                                                24
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA      Banc of America Funding Corp., 2004-B
 SECURITIES LOGO]      Mortgage Pass-Through Certificates
                           $929,048,610 (approximate)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                            Group 7 Yield Maintenance
             20% CPR Partial Balance Guarantee Schedules and Strikes
--------------------------------------------------------------------------------
                  7/1 Collateral                             10/1 Collateral
                   CPR Schedule                                CPR Schedule
   Date        Balance      Strike         Date             Balance       Strike
--------------------------------------------------------------------------------
 4/20/2007   4,318,865.50   4.9603       4/20/2007       23,593,293.66    5.2642
 5/20/2007   4,237,792.74   4.9603       5/20/2007       23,158,623.32    5.2642
 6/20/2007   4,158,234.30   4.9603       6/20/2007       22,731,961.11    5.2642
 7/20/2007   4,080,161.99   4.9603       7/20/2007       22,313,159.50    5.2642
 8/20/2007   4,003,548.16   4.9603       8/20/2007       21,902,073.68    5.2642
 9/20/2007   3,928,365.66   4.9603       9/20/2007       21,498,561.48    5.2642
10/20/2007   3,854,587.84   4.9603      10/20/2007       21,102,483.37    5.2642
11/20/2007   3,782,188.56   4.9603      11/20/2007       20,713,702.40    5.2642
12/20/2007   3,711,142.15   4.9603      12/20/2007       20,332,084.12    5.2642
 1/20/2008   3,641,423.44   4.9603       1/20/2008       19,957,496.58    5.2642
 2/20/2008   3,573,007.69   4.9603       2/20/2008       19,589,810.24    5.2642
 3/20/2008   3,505,870.66   4.9603       3/20/2008       19,228,897.95    5.2642
 4/20/2008   3,439,988.52   4.9603       4/20/2008       18,874,634.93    5.2642
 5/20/2008   3,375,337.92   4.9603       5/20/2008       18,526,898.65    5.2642
 6/20/2008   3,311,895.92   4.9603       6/20/2008       18,185,568.89    5.2642
 7/20/2008   3,249,640.01   4.9603       7/20/2008       17,850,527.60    5.2642
 8/20/2008   3,188,548.11   4.9603       8/20/2008       17,521,658.94    5.2642
 9/20/2008   3,128,598.53   4.9603       9/20/2008       17,198,849.18    5.2642
10/20/2008   3,069,770.00   4.9603      10/20/2008       16,881,986.70    5.2642
11/20/2008   3,012,041.64   4.9603      11/20/2008       16,570,961.92    5.2642
12/20/2008   2,955,392.95   4.9603      12/20/2008       16,265,667.30    5.2642
 1/20/2009   2,899,803.82   4.9603       1/20/2009       15,965,997.26    5.2642
 2/20/2009   2,845,254.52   4.9602       2/20/2009       15,671,848.19    5.2642
 3/20/2009   2,791,725.66   4.9602       3/20/2009       15,383,118.36    5.2642
 4/20/2009   2,739,198.23   4.9602       4/20/2009       15,099,707.94    5.2642
 5/20/2009   2,687,653.59   4.9602       5/20/2009       14,821,518.92    5.2642
 6/20/2009   2,637,073.40   4.9602       6/20/2009       14,548,455.11    5.2642
 7/20/2009   2,587,439.71   4.9602       7/20/2009       14,280,422.08    5.2642
 8/20/2009   2,538,734.87   4.9602       8/20/2009       14,017,327.15    5.2642
--------------------------------------------------------------------------------


Banc of America Securities LLC                                                25
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA      Banc of America Funding Corp., 2004-B
 SECURITIES LOGO]      Mortgage Pass-Through Certificates
                           $929,048,610 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            Group 7 Yield Maintenance
             20% CPR Partial Balance Guarantee Schedules and Strikes
--------------------------------------------------------------------------------
                  7/1 Collateral                             10/1 Collateral
                   CPR Schedule                                CPR Schedule
   Date        Balance      Strike         Date             Balance       Strike
--------------------------------------------------------------------------------
 9/20/2009   2,490,941.57   4.9602       9/20/2009       13,759,079.35    5.2642
10/20/2009   2,444,042.82   4.9602      10/20/2009       13,505,589.36    5.2642
11/20/2009   2,398,021.95   4.9602      11/20/2009       13,256,769.54    5.2642
12/20/2009   2,352,862.59   4.9602      12/20/2009       13,012,533.84    5.2642
 1/20/2010   2,308,548.69   4.9602       1/20/2010       12,772,797.81    5.2642
 2/20/2010   2,265,064.48   4.9602       2/20/2010       12,537,478.55    5.2642
 3/20/2010   2,222,394.49   4.9602       3/20/2010       12,306,494.69    5.2642
 4/20/2010   2,180,523.55   4.9602       4/20/2010       12,079,766.35    5.2642
 5/20/2010   2,139,436.76   4.9602       5/20/2010       11,857,215.14    5.2642
 6/20/2010   2,099,119.48   4.9602       6/20/2010       11,638,764.09    5.2642
 7/20/2010   2,059,557.39   4.9602       7/20/2010       11,424,337.67    5.2642
 8/20/2010   2,020,736.38   4.9602       8/20/2010       11,213,861.72    5.2642
 9/20/2010   1,982,642.64   4.9602       9/20/2010       11,007,263.48    5.2642
10/20/2010   1,945,262.60   4.9602      10/20/2010       10,804,471.49    5.2642
11/20/2010   1,908,582.96   4.9602      11/20/2010       10,605,415.63    5.2642
12/20/2010   1,872,590.64   4.9602      12/20/2010       10,410,027.07    5.2642
 1/20/2011   1,837,272.83   4.9602       1/20/2011       10,218,238.25    5.2642
 2/20/2011   1,802,616.94   4.9602       2/20/2011       10,029,982.84    5.2642
 3/20/2011   1,768,610.63   4.9602       3/20/2011        9,845,195.75    5.2642
 4/20/2011   1,735,241.76   4.9602       4/20/2011        9,663,813.08    5.2642
 5/20/2011   1,702,498.45   4.9602       5/20/2011        9,485,772.11    5.2642
 6/20/2011   1,670,369.03   4.9602       6/20/2011        9,311,011.27    5.2642
 7/20/2011   1,638,842.04   4.9602       7/20/2011        9,139,470.13    5.2642
 8/20/2011   1,607,906.23   4.9601       8/20/2011        8,971,089.38    5.2642
 9/20/2011              -        -       9/20/2011        8,805,810.78    5.2642
10/20/2011              -        -      10/20/2011        8,643,577.19    5.2642
11/20/2011              -        -      11/20/2011        8,484,332.50    5.2642
12/20/2011              -        -      12/20/2011        8,328,021.66    5.2642
 1/20/2012              -        -       1/20/2012        8,174,590.60    5.2642
--------------------------------------------------------------------------------



Banc of America Securities LLC                                                26
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA      Banc of America Funding Corp., 2004-B
 SECURITIES LOGO]      Mortgage Pass-Through Certificates
                           $929,048,610 (approximate)
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                            Group 7 Yield Maintenance
             20% CPR Partial Balance Guarantee Schedules and Strikes
--------------------------------------------------------------------------------
                  7/1 Collateral                             10/1 Collateral
                   CPR Schedule                                CPR Schedule
   Date        Balance      Strike         Date             Balance       Strike
--------------------------------------------------------------------------------
 2/20/2012              -        -       2/20/2012        8,023,986.27    5.2642
 3/20/2012              -        -       3/20/2012        7,876,156.60    5.2642
 4/20/2012              -        -       4/20/2012        7,731,050.47    5.2642
 5/20/2012              -        -       5/20/2012        7,588,617.69    5.2642
 6/20/2012              -        -       6/20/2012        7,448,809.02    5.2642
 7/20/2012              -        -       7/20/2012        7,311,576.11    5.2642
 8/20/2012              -        -       8/20/2012        7,176,871.50    5.2642
 9/20/2012              -        -       9/20/2012        7,044,648.62    5.2642
10/20/2012              -        -      10/20/2012        6,914,861.75    5.2642
11/20/2012              -        -      11/20/2012        6,787,466.00    5.2642
12/20/2012              -        -      12/20/2012        6,662,417.33    5.2642
 1/20/2013              -        -       1/20/2013        6,539,672.48    5.2642
 2/20/2013              -        -       2/20/2013        6,419,189.02    5.2642
 3/20/2013              -        -       3/20/2013        6,300,925.28    5.2642
 4/20/2013              -        -       4/20/2013        6,184,840.37    5.2642
 5/20/2013              -        -       5/20/2013        6,070,894.15    5.2642
 6/20/2013              -        -       6/20/2013        5,959,047.21    5.2642
 7/20/2013              -        -       7/20/2013        5,849,260.89    5.2642
 8/20/2013              -        -       8/20/2013        5,741,497.20    5.2642
 9/20/2013              -        -       9/20/2013        5,635,718.90    5.2642
10/20/2013              -        -      10/20/2013        5,531,889.40    5.2642
11/20/2013              -        -      11/20/2013        5,429,972.80    5.2642
12/20/2013              -        -      12/20/2013        5,329,933.86    5.2642
 1/20/2014              -        -       1/20/2014        5,231,737.98    5.2642
 2/20/2014              -        -       2/20/2014        5,135,351.21    5.2642
 3/20/2014              -        -       3/20/2014        5,040,740.22    5.2642
 4/20/2014              -        -       4/20/2014        4,947,872.30    5.2642
 5/20/2014              -        -       5/20/2014        4,856,715.32    5.2642
 6/20/2014              -        -       6/20/2014        4,767,237.77    5.2642
--------------------------------------------------------------------------------



Banc of America Securities LLC                                                27
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA      Banc of America Funding Corp., 2004-B
 SECURITIES LOGO]      Mortgage Pass-Through Certificates
                           $929,048,610 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            Group 7 Yield Maintenance
             20% CPR Partial Balance Guarantee Schedules and Strikes
--------------------------------------------------------------------------------
                  7/1 Collateral                             10/1 Collateral
                   CPR Schedule                                CPR Schedule
   Date        Balance      Strike         Date             Balance       Strike
--------------------------------------------------------------------------------


 7/20/2014              -        -       7/20/2014        4,679,408.71    5.2642
 8/20/2014              -        -       8/20/2014        4,593,197.76    5.2642
 9/20/2014              -        -       9/20/2014        4,508,575.12    5.2642
10/20/2014              -        -      10/20/2014        4,425,511.52    5.2802
--------------------------------------------------------------------------------



Banc of America Securities LLC                                                28
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------